Exhibit 10.1   Capital Lease Agreement

                           CAPITAL LEASE AGREEMENT
                           -----------------------


THIS CAPITAL LEASE AGREEMENT made and executed as of the 8th day of December, 2008, to become effective retroactively on October 1, 2008, between David D. Selmon, a Texas resident, hereinafter called "Lessor," and Grand Horizons Excursions, a subsidiary of Tropical PC, Inc. both corporations organized and existing under the laws of the State of Nevada, hereinafter called "Lessee".

                            W I T N E S S E T H:

WHEREAS, the Lessor is the owner of a yacht, with Hull Identification Number. CDRK2265L001 located at Hitchcock, Texas at the Harborwalk Marina, and being described more fully in Exhibit A attached hereto and incorporated herein by reference, hereinafter sometimes referred to as "Yacht;"

NOW, THEREFORE, in consideration of the Yacht and of the mutual covenants and agreements herein expressed and of the payment by the Lessee of the rent hereinafter reserved, Lessor hereby leases to Lessee the Yacht referred to above and being more particularly described in Exhibit A attached hereto, on the following terms and conditions:

1. LEASE. Lessor hereby leases to Lessee, and Lessee hereby leases from Lessor the Property. Lessee hereby acknowledges delivery and acceptance of Lessee's rights in the Property under this Lease

2. TERM. The term of this lease shall be for three (3) years commencing on October 1, 2008, and ending at midnight on September 30, 2011.

3. PAYMENTS. During the term of this lease, Lessee shall pay to Lessor as monthly payments the sum of SEVEN THOUSAND FIVE HUNDRED AND NO/100 ($7,500.00) DOLLARS per month, payable on the first day of each month in advance. All payments received by the Lessor after the fifth (5th) day of the month shall be subject to a late payment charge equal to five percent (5%) of the monthly rent payment. In the event such rent is paid by check, same shall be accepted subject to collection, and any extraneous written matter contained thereon shall not in any way affect the terms of this lease or be binding upon the Lessor. Any additional charges as set forth herein, or in any other part of this lease will be due and payable with the next month's rental. Further, the Lessor for entering into this agreement will received 25,000,000 restricted common shares of the subsidiary's parent, Tropical PC, Inc.

4. TRANSFER OF OWNERSHIP. If Lessee shall duly perform and observe all the terms and conditions in this Lease including all payments specified herein, on the Maturity Date the Lessee has the option purchase the Yacht for TWENTY-FIVE THOUSAND ($25,000) DOLLARS. If the option to transfer ownership is exercised, the Lessor will assign and make over all his rights, title and interest in and to the same to Lessee, without any further obligation by Lessee. Until all terms of this lease have been complied with, including the payment of all sums payable, the Yacht shall remain the property of the Lessor, and Lessee shall have no rights in title or claim against the Yacht.

5. INSURANCE. Lessee hereby covenants and agrees at all times during the term hereof to obtain and maintain and keep in force for the mutual benefit of Lessor and Lessee general public liability insurance against claims for personal injury, death or property damage occurring in, on or about the Yacht.

The parties further covenant and agree that the Lessor and Lessee or anyone claiming by, through or under them, shall be named as co-insureds as their respective interests may appear in the above policies and that Lessee shall deliver to the Lessor certificates of said insurance and of renewals thereof from time to time during the term of this Lease.

Lessee shall keep, protect and save the Lessor harmless from any loss, cost or expenses of any sort or nature, and from any liability to any person natural or artificial, on account of any damage to person or property arising out of any failure to comply with and perform all of the requirements and provisions set forth in this paragraph.

6. TAXES. Lessee shall also pay as additional rental during the term of this lease all taxes, including, but not limited to, state, county and city real and personal property taxes (or any amount substituted for such taxes, whether imposed upon Lessor as a rental tax or otherwise) and general and special assessments levied against the Yacht or the contents thereof. Lessee shall when due make all tax returns on the Yacht in Lessor's name and shall promptly after receipt of any tax bill or other notice of tax due on the Yacht furnish Lessor with a copy of such bill or notice. Lessee shall pay all of such taxes no later than ten (10) calendar days before the due date thereof, and Lessee shall promptly furnish Lessor with receipts evidencing such payments. If by law any tax, assessment or other public charge may at the option of the taxpayer be paid in installments, Lessee shall have the right to exercise such option, and in such event Lessee shall pay such installments as become due during the term of this Lease, and Lessor shall pay the remaining installments. The additional rent provided for in this paragraph shall be prorated for the first and last years of the term of this lease.

7. REPAIRS. The Lessee shall, at its own expense, make all necessary repairs and replacements to the Yacht. Such repairs and replacements, interior and exterior, ordinary as well as extraordinary, and structural as well as nonstructural, shall be made promptly as and when necessary.
All repairs and replacements shall be in quality and class of at least equal to the original work. On default of the Lessee in making such repairs or replacements, Lessor may, but shall not be required to, make such repairs and replacements for the Lessee's account, and the expense thereof shall constitute and be collectible as additional rent.

8.   DESTRUCTION OF OR DAMAGE TO YACHT.

(a) If the Yacht is totally destroyed (or so substantially damaged as to be unusable) by storm, fire, earthquake, or other casualty, this lease shall terminate as of the date of such destruction or damage, and rental shall be accounted for as between Lessor and Lessee as of that date.

(b) If the Yacht is damaged, but not rendered wholly unleaseable by such casualty, the Lessee, at its sole expense, shall promptly restore the leased Yacht as nearly as possible to its condition prior to such damage or destruction. All insurance proceeds received by the Lessor as a result of such casualty, less the cost of any such recovery, shall be held in trust and applied by the Lessor to the payment of such restoration costs, as such restoration progresses. If the proceeds of insurance are not sufficient to pay the full cost of repair or restoration, the Lessee shall pay the deficiency. If the insurance proceeds exceed the cost of repair or restoration, the excess shall be paid to the Lessee. There shall be no abatement of rent during any period of repair or restoration.

9. LESSOR'S REMEDIES UPON LESSEE'S DEFAULT. If Lessee shall default in the payment of any rental hereunder when due; or if Lessee shall fail to pay ten
(10) days before the due date therefor all taxes, assessments, levies and other charges hereinabove referred to as additional rental; or shall allow any liens to be placed against the Yacht; and if any such default shall remain uncured for more than ten (10) calendar days after receipt of written notice from Lessor of such default; or if Lessee shall fail to cure any other default of Lessee under the terms of this lease within thirty (30) calendar days after Lessor gives Lessee written notice of such default; or if Lessee is adjudicated bankrupt or a permanent receiver is appointed for Lessee's property; or if, whether voluntarily or involuntarily, Lessee takes advantage of any debtor relief proceedings under any present or future law whereby any rental hereunder is, or is proposed to be, reduced or payments thereof deferred; or if Lessee makes an assignment for the benefit of creditors; or if Lessee's effects should be levied upon or attached under process against Lessee, and not satisfied or dissolved or stayed by bond within ten (10) days after written notice from Lessor to Lessee to obtain satisfaction thereof; THEN AND IN ANY SUCH EVENT, Lessor, at Lessor's option, shall have the right at once either:

(a) To terminate this lease and to resume possession of the Yacht wholly discharged from this lease. Such election shall be made by written notice to the Lessee at any time on or before the doing of any act or the commencement of any proceeding to recover possession of the Yacht by reason
of the default or breach then existing and shall be final.   If the Lessor
shall elect to terminate this lease as aforesaid, thereupon all rights and obligations whatsoever of the Lessee and of its successors and assigns under this lease, except for obligations accrued prior to the date of termination, shall cease and terminate, and Lessee shall immediately surrender and deliver up to the Lessor the entire Yacht, together with all improvements and additions, and upon any default by the Lessee in so doing the Lessor shall have the right, forthwith, to re-enter the Yacht either by a summary proceedings or otherwise, and to expel all persons and remove all property therefrom, and to repossess the Yacht and to have and to enjoy the same again, together with all improvements and additions, as fully and completely as if this lease had never been made.

(b) To eject Lessee but to hold Lessee responsible for the unexpired term, and in connection therewith, Lessor shall have the right to offer the Yacht or any part thereof for rent for the whole or any part of the unexpired term, with or without advertisement, and either after public notice or by private negotiations, all for the account of the Lessee, and shall have the right to charge to and collect from Lessee any difference between the sum or sums realized from such subletting for Lessee's account and the rental specified in this lease to be paid by Lessee. It is further mutually agreed that any such subletting by or on behalf of the Lessor, as hereinabove set forth, will not in any sense be a breach of the contract on the part of the Lessor but that any such subletting will be as agent for Lessee and for Lessee's account in order to minimize Lessor's damages.

10. No Warranties by Lessor. Lessee acknowledges that Lessor is not the manufacturer of the Yacht, nor manufacturer's agent, and the Lessor MAKES NO WARRANTY OR REPRESENTATION, EITHER EXPRESS OR IMPLIED, AS TO THE FITNESS, DESIGN OR CONDITION, THE MERCHANTABILITY OF THE PROPERTY OR ITS FITNESS FOR ANY PARTICULAR PURPOSE, THE QUALITY OR CAPACITY OF THE MATERIALS IN THE PROPERTY OR WORKMANSHIP IN THE PROPERTY. No defect or unfitness of the Yacht shall relieve Lessee of the obligation to make payments for the benefit of Lessor. Lessee shall, at its own cost and expense, (a) pay all charges and expenses in connection with the use, operation and maintenance of the Yacht; (b) comply with all laws, ordinances, regulations, requirements and rules with respect to the use, maintenance and operation of the Yacht; (c) make all repairs and replacements required to be made to maintain the Yacht in good condition, reasonable wear and tear expected.

11. ATTORNEY'S FEES. If any rent owing under this lease is collected by or through an attorney at law, Lessee agrees to pay fifteen percent (15%) thereof as attorney's fees.

12. ASSIGNMENT AND SUBLETTING. Lessee will not assign, transfer or set over this lease or any interest therein, nor sublease or underlet said Yacht, or any part thereof, without first obtaining the written consent of Lessor, which consent shall not be unreasonably withheld. In case of any assignment of this lease or subletting of the Yacht, Lessee shall continue liable under the covenants of this lease on its part to be performed.

13. COMPLIANCE WITH REGULATIONS. Lessee agrees to obtain and keep in effect all licenses and permits and to comply with all applicable laws or regulations of any governmental or municipal authority relative to sanitation, nuisances or health requirements at Lessee's own cost and expense, and Lessee will indemnify and save Lessor harmless against such laws or regulations.

14. LESSEE'S COVENANTS. The Lessee covenants and agrees that during the term of this lease and for such further time as the Lessee, or any person claiming under Lessee, shall hold the Yacht or any part thereof:

(a)  To pay the reserved rent on the days and in the manner aforesaid.

(b) Not to encumber the estate of the Lessor in the Yacht at any time during the said term to become subject to any lien, charge, or encumbrance whatsoever, and to indemnify and keep indemnified the Lessor against all such liens, charges and encumbrances; it being expressly agreed that the Lessee shall have no authority, expressed or implied to create any lien, charge or encumbrance, herein upon the estate of the Lessor in the Yacht .

(c) To indemnify the Lessor against all costs and expenses, including counsel fees, lawfully and reasonably incurred in or about the Yacht, or in the defense of any action or proceeding, or in discharging the Yacht from any charge, lien, or encumbrance or in obtaining possession after default of the Lessee or the termination of this demise.

15. INDEMNITY. Lessee shall indemnify Lessor and save him harmless from and against any and all claims, actions, damages, liability and expense (including reasonable attorney's fees) in connection with loss of life, personal injury and/or damage to property arising from or use by Lessee of the Yacht or any part thereof or any other part of Lessor's property, or occasioned wholly or in part by any willful or negligent act or omission of Lessee, its officers, agents, contractors, or employees.

16. EXCULPATION. Anything herein to the contrary notwithstanding, Lessee agrees that it shall look solely to the interest of the Lessor in the Yacht for the collection of any judgment (or other judicial process) requiring the payment of money by Lessor for any default or breach by Lessor of any of its obligations under this lease; subject, however, to the prior rights of the holder of any Loan covering the Yacht or of Lessor's interest therein. No other assets of Lessor shall be subject to levy, execution or other judicial process for the satisfaction of any claim or judgment of Lessee. This provision shall not be deemed, construed, or interpreted to be or constitute an agreement, express or implied, between Lessor and Lessee that the Lessor's interest hereunder or in the Yacht shall be subject to the imposition of any legal or equitable lien.

17. INSPECTION OF YACHT. Lessor and his representatives may enter the Yacht at any reasonable time, for the purpose of: (a) inspecting the Yacht; (b) performing any work which Lessor elects to undertake hereunder or made necessary by reason of Lessee's default under the terms of this lease; or (c) exhibiting the Yacht for mortgage financing.

18. SUBORDINATION. This Lease is subordinate to an underlying lien from a Bank to secure debt that is currently placed upon the Yacht. If Lessor sells, transfers, or conveys Lessor's interest in the Yacht, or if the same is foreclosed judicially or nonjudicially, or otherwise acquired, by the Bank, upon the request and at the sole election of Lessor's successor, Lessee shall accept to said successor to this lease. Lessee also agrees this lease shall be deemed following the lien to such Bank loan. It is the intent of the parties that the foregoing provisions be self-operative. The Lessee therefore acknowledges that this lease is subordinate to the underlying Bank loan on the Yacht.

19. ENTIRE AGREEMENT This lease contains the entire agreement of the parties and no representations, inducements, promises or agreements, oral or otherwise, between the parties not embodied herein shall be of any force and effect. No failure of Lessor to exercise any power given hereunder, or to insist upon strict compliance by Lessee of any obligation hereunder, and no custom or practice of the parties at variance with the terms hereof, shall constitute a waiver of Lessor's right to demand exact compliance with the terms hereof.

20. BINDING ON SUCCESSORS AND ASSIGNS. The terms, conditions and covenants of this lease shall be binding upon and shall inure to the benefit of each of the parties hereto, their heirs, personal representatives, successors, or assigns.

21. INVALIDITY OF PROVISIONS. If any term or provision of this lease or the application thereof to any party or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this lease, or the application of such term or provision to persons whose circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby.

22. CONSTRUCTION. This agreement is being delivered and is intended to be performed in the State of Nevada and shall be construed and enforced in accordance with the laws of the State of Nevada.

23. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument.


IN WITNESS WHEREOF, the parties hereto have executed this instrument and affixed their seals the day and year first above written.

David D. Selmon, Lessor

/s/ David D. Selmon
-------------------
David D. Selmon

Grand Horizons Excursions, Lessee

/s/ David D. Selmon
-------------------------------
By:  David D. Selmon, President


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EXHIBIT A

DESCRIPTION

Description of yacht registered with United States Coast Guard:

Named:                          "Start Me Up"
Builder                         Carver
Hull Identification Number.     CDRK2265L001
Model                           2001 Voyager 530

Located in Hitchcock, Texas at the Harborwalk Marina

The yacht suitable for excursion activities

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                                  GUARANTY
                                  --------

FOR VALUE RECEIVED, and in consideration of and as an inducement to the execution of the attached Lease Agreement, dated as of December 8, 2008, by and between David D. Selmon, as Lessor, and Grand Horizons Excursions, as Lessee, the undersigned (hereinafter referred to as "Guarantor") does hereby absolutely guarantee to Lessor the full and complete payment of the rent and other charges to Lessor to be paid by Lessee under said Lease Agreement and the full and complete performance by said Lessee of all of the other terms, conditions, covenants, and agreements of said Lease Agreement.

Guarantor agrees that (a) Lessor may, in his discretion, extend the time or manner of payment of all or any part of the rent under said Lease Agreement without notice to or consent of the Guarantor, and (b) that Lessor may exercise or forebear from exercising any rights against the Lessee under said Lease Agreement or otherwise act or forebear from acting, and may settle or compromise any rent which may become due under said Lease Agreement without notice to or consent of Guarantor or grant or make any accommodation, alteration, modification, indulgence to Lessee, all without releasing Guarantor from its obligations hereunder or limiting or impairing its liability.

The undersigned further agrees that its liability under this Guaranty shall be primary, and that in any right of action which shall accrue to Lessor under said Lease Agreement, the Lessor may, at his option, proceed against the undersigned without having commenced any action, or having obtained any judgment and without first attempting to collect or proceed against Lessee.

This Guaranty shall be binding upon the respective successors and assigns of Guarantor and shall inure to the benefit of the successor, personal representatives and assigns of Lessor.

The obligations and liability of Guarantor shall not be affected, impaired or limited by (a) the release or discharge of the Lessee in any creditors' receivership, bankruptcy or other proceedings; (b) the impairment, limitation or modification of the liability of the Lessee or its estate in bankruptcy, or of any remedy for the enforcement of the Lessee's liability under the lease, resulting from the operation of any present or future provision of the Bankruptcy Code or other statute or from the decision in any court; (c) the rejection or disaffirmance of the lease in any such proceedings; or (d) the cessation from any cause whatsoever of the liability of the Lessee.

IN WITNESS WHEREOF, the Guarantor has hereunto caused this Guaranty to be executed as of the 8th day of December, 2008.

Grand Horizons Excursions, Lessee

/s/ David D. Selmon
-------------------------------
By:  David D. Selmon, President


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